Exhibit 10.1

OMNI ENERGY SERVICES CORP.

FIFTH AMENDMENT AND WAIVER TO LOAN AGREEMENT

This Fifth Amendment and Waiver to Loan Agreement (this “Amendment”) is entered into as of March 31, 2010, by and among OMNI ENERGY SERVICES CORP., a Louisiana corporation (“OMNI”), each Subsidiary Borrower of OMNI party hereto (collectively, the “Subsidiary Borrowers”, and OMNI and the Subsidiary Borrowers are collectively referred to as “Borrowers” and are each a “Borrower”), the other Credit Parties signatory hereto, the Requisite Lenders signatory hereto, and Fifth Third Bank, an Ohio banking corporation, as Agent (the “Agent”).

PRELIMINARY STATEMENTS

A. The Borrowers, the other Credit Parties party thereto, the Lenders party thereto and Fifth Third Bank, an Ohio banking corporation, as Agent, are party to a certain Amended and Restated Loan and Security Agreement, dated as of April 23, 2008 (as previously amended, and as may be further amended, restated, modified or supplemented from time to time, the “Loan Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Loan Agreement.

B. The Borrowers have informed the Agent and the Lenders that the Credit Parties have not satisfied certain provisions of the Loan Agreement as hereinafter described; and the Agent and the Requisite Lenders have agreed to waive the resulting defaults under the terms and conditions set forth in this Amendment.

C. The Borrowers have also requested that the Agent and the Lenders amend certain sections of the Loan Agreement, and the Agent and the Requisite Lenders have agreed to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. WAIVERS.

The Borrowers have informed the Agent and the Lenders that:

(a) the Credit Parties are in violation of Section 9(b) of the Loan Agreement for failing to deliver, no later than seventy-five days after the end of the 2009 Fiscal Year, (i) a compliance certificate and (ii) audited annual financial statements with an unqualified opinion by independent certified public accountants (collectively, the “Financial Statement Violations”);

(b) the Credit Parties are in violation of Section 9(c) of the Loan Agreement for failing to deliver, prior to the beginning of the 2010 Fiscal Year,

projected balance sheets and statements of income and cash flow for the 2010 Fiscal Year (the “Projections Violation”); and

(c) the Credit Parties are in violation of the terms of the Cypress Seller Note and the related Subordination Agreement for failure to make, prior to the date hereof, certain regularly scheduled payments on the Subordinated Loans related thereto as expressly permitted under such Subordination Agreement (the “Cypress Violation”; and together with the Financial Statement Violations and the Projections Violation, collectively, the “Violations”).

Upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Requisite Lenders and the Agent hereby waive the Violations and each and every Event of Default arising solely from the Violations. The Credit Parties acknowledge that the waivers under this Section 1 are specifically limited to the Violations and each and every Event of Default arising solely from the Violations.

SECTION 2. AMENDMENTS TO LOAN AGREEMENT

Upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Loan Agreement shall be and hereby is amended as follows:

Section 2.1. Amended Definition. The definition of “EBITDA” set forth in Section 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“EBITDA” shall mean, with respect to any period, Borrowers’ and their Subsidiaries’ net income after taxes for such period (excluding (i) any gains or losses on the sale of assets (other than the sale of Inventory in the ordinary course of business) and (ii) other after-tax extraordinary gains or losses), plus (a) interest expense, income tax expense, depreciation and amortization for such period, plus or minus (b) any other non-cash charges (including, but not limited to, non-cash stock compensation expense and amortization of debt costs) or gains which have been subtracted or added in calculating net income after taxes for such period, all on a consolidated basis, plus (c) an amount equal to (i) with respect to the measurement period ending December 31, 2008, $2,554,834, (ii) with respect to the measurement period ending March 31, 2009, $638,709, and (iii) with respect to any measurement period ending thereafter, $0, plus (d) costs and expenses (including legal and accounting expenses) incurred by the Borrower during such period in connection with the Fifth Amendment; provided that, any computation of EBITDA for any period ending on or before March 31, 2008, shall include an addition to Borrowers’ and their Subsidiaries’ net income after taxes for such period of up to $4,000,000 for non-cash losses recognized by Preheat, Inc. as a result of the Monosep Litigation;

provided further that, such net income after taxes shall be reduced during any period or periods when Preheat, Inc. realizes any such loss.

Section 2.2. Additional Definition. Section 1 of the Loan Agreement is hereby amended to insert therein the following new defined term in its proper alphabetical location:

“Fifth Amendment” shall mean the Fifth Amendment and Waiver to Loan Agreement dated as of March 31, 2010 among the Borrowers, each other Credit Party signatory thereto, each Lender signatory thereto and Fifth Third Bank, an Ohio banking corporation, as Agent.

Section 2.3. Amended Financial Statements. Section 9(b) of the Loan Agreement is hereby amended by adding a new sentence to the end thereof to read as follows:

Notwithstanding anything to the contrary contained herein, Credit Parties shall deliver the compliance certificate and audited annual financial statements with an unqualified opinion by independent certified public accountants required pursuant to this Section 9(b) for the end of the 2009 Fiscal Year no later than April 15, 2010.

Section 2.4. Amended Leverage Ratio. Section 14(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a) Leverage Ratio. Borrower shall not permit the Leverage Ratio to exceed (i) 3.50 to 1.00 as of March 31, 2010, (ii) 3.25 to 1.00 as of June 30, 2010, (iii) 3.00 to 1.00 as of September 30, 2010, and (iv) 2.50 to 1.00 for each twelve month period ending on March 31st, June 30th, September 30th or December 31st thereafter.

Section 2.5. Compliance Certificate. Schedule I to Exhibit B to the Loan Agreement is hereby amended and restated in its entirety to read as set forth on Schedule I to Compliance Certificate attached hereto.

SECTION 3. CONDITIONS PRECEDENT.

This Amendment shall become effective upon the satisfaction of the following conditions precedent:

Section 3.1. The Agent and OMNI shall have received a fully-executed copy of this Amendment executed by the Borrowers, the other Credit Parties, the Agent and the Requisite Lenders.

Section 3.2. The Borrowers shall have paid all fees and expenses associated with this Amendment including, without limitation, an amendment fee in an amount equal to $50,000.00 for the ratable use and benefit of the Lenders, including the Agent, according to their Pro Rata Shares, which amendment fee shall be fully-earned when due.

Section 3.3. All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to the Agent and its counsel. Borrower shall be deemed to have satisfied this condition in the event Agent executes and delivers this Amendment.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

The Credit Parties represent and warrant that (i) each of the representations and warranties set forth in Section 11 of the Loan Agreement is true and correct on and as of the date of this Amendment, after giving effect to this Amendment, as if made on and as of the date hereof and as if each reference therein to the Loan Agreement referred to the Loan Agreement as amended hereby; (ii) as of the date hereof and after giving effect hereto, no Event of Default exists and no event exists that, with the passage of time or the giving of notice, will become an Event of Default; and (iii) without limiting the effect of the foregoing, the Credit Parties execution, delivery and performance of this Amendment has been duly authorized, and this Amendment has been executed and delivered by duly authorized officers of each Credit Party.

SECTION 5. COLLATERAL.

The Borrowers and the other Credit Parties have heretofore executed and delivered to the Agent the Other Agreements and the Borrowers and other Credit Parties hereby agree that notwithstanding the execution and delivery of this Amendment, (i) except as specifically amended herein, the Other Agreements shall remain in full force and effect, (ii) the Loan Agreement and the Other Agreements shall secure the Liabilities, and (iii) the rights and remedies of the Lenders under the Loan Agreement and the Other Agreements, the obligations of the Credit Parties thereunder, and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Loan Agreement and the Other Agreements as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

SECTION 6. MISCELLANEOUS.

(a) Except as specifically amended or waived herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement or any Other Agreement, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement or any Other Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement, as amended hereby.

(b) The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Agent.

(c) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. This Amendment shall constitute and be an Other Agreement under the Loan Agreement. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment and Waiver to Loan Agreement as of the date first set forth above.

“BORROWERS”

OMNI ENERGY SERVICES CORP.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

CHARLES HOLSTON, INC.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

TRUSSCO, INC.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

OMNI ENERGY SEISMIC SERVICES, L.L.C.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

PREHEAT, INC.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Fifth Amendment and Waiver to Loan Agreement]

RIG TOOLS, INC.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

OMNI LABOR CORPORATION

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

OMNI ENERGY TRANSPORTATION CORP.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

B.E.G. LIQUID MUD SERVICES CORP.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

INDUSTRIAL LIFT TRUCK & EQUIPMENT CO., INC.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

The following Persons are signatories to this Fifth Amendment and Waiver to Loan Agreement and Waiver in their capacity as a Credit Party and not as a Borrower.

“CREDIT PARTIES”

OMNI ENERGY SERVICES CORP. — MEXICO

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

TRUSSCO PROPERTIES, L.L.C.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

OMNI AVIATION CORP.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

AMERICAN HELICOPTERS INC.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and Chief Financial Officer

BMJ INDUSTRIAL INVESTMENTS, LLC

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and
Chief Financial Officer

OMNI PROPERTIES CORP.

By:	/s/ Ronald Mogel
	Name:	Ronald Mogel
	Title:	Senior Vice President and
Chief Financial Officer

“REQUISITE LENDERS”

FIFTH THIRD BANK, an Ohio banking corporation, as Agent and a Lender

By:	/s/ Loren G. Willet
	Name:	Loren G. Willet
	Title:	Vice President & Team Lead

FIRST GUARANTY BANK, as a Lender

By:	/s/ Alton B. Lewis
	Name:	Alton B. Lewis
	Title:	Chief Executive Officer

COLE TAYLOR BANK, as a Lender

By:	/s/ Richard Sitz
	Name:	Richard Sitz
	Title:	SVP

SCHEDULE I

TO COMPLIANCE CERTIFICATE

OMNI ENERGY SERVICES CORP.

COMPLIANCE CALCULATIONS

FOR LOAN AGREEMENT DATED AS OF APRIL 23, 2008

CALCULATIONS AS OF                     ,

A. Leverage Ratio (Section 14(a))

1. Aggregate indebtedness for borrowed money (including capitalized leases) outstanding	$

2. Aggregate unreimbursed amount of all drawn Letters of Credit not already converted to Loans under the Loan Agreement	$

3. Sum of Lines A1 and A2	$

4.      Net income after taxes (excluding (i) any gains or losses on the sale of assets (other than inventory) and (ii) other after-tax extraordinary gains or losses) for 12 most recently completed calendar months

$

5. Interest expense for 12 most recently completed calendar months	$

6. Income tax expense for 12 most recently completed calendar months	$

7. Depreciation and amortization expense for 12 most recently completed calendar months	$

8. Non-cash charges or gains for 12 most recently completed calendar months	$

9. Amount of add back[1], if any	$

10. Costs and expenses incurred by the Borrower in connection with the Fifth Amendment for 12 most recently completed calendar months	$

11. Non-cash losses recognized by Preheat, Inc. as a result of the Monosep Litigation, up to $4,000,000 (provided net income shall be reduced during any period when Preheat, Inc.	$

[1]	Amount of add back provided for in definition of “EBITDA” in Section 1 of Loan Agreement.

realizes any such loss)

12. Sum of Lines A4, A5, A6, A7, A8, A9, A10 and A11 (“EBITDA”)	$

13. Ratio of Line A3 to Line A12	:1.00

14. Line A13 ratio must not exceed	:1.00

15. The Borrowers are in compliance (circle yes or no)	yes/no

B. Fixed Charge Coverage Ratio (Section 14(b))

1. EBITDA (Line A12)	$

2. Unfinanced Capital Expenditures (Line C3) for 12 most recently completed calendar months	$

3. Income taxes paid in cash	$

4. Sum of Line B2 and B3	$

5. Line B1 minus Line B4	$

6.      Scheduled principal payments with respect to all indebtedness for borrowed money (excluding (i) payments to AICCO, Inc., its successors and assigns and lenders refinancing such indebtedness on terms and conditions acceptable to the Agent in its Permitted Discretion, all in respect of insurance financing and (ii) any non-cash portion of the payment scheduled to be made on [April 23], 2009 under the Industrial Lift Seller Notes) including capital lease obligations for 12 most recently completed calendar months

$

7. Scheduled interest payments with respect to all indebtedness for borrowed money, including capital lease obligations, for 12 most recently completed calendar months	$

8. All Cash Dividend Payments made during the 12 most recently completed calendar months	$

9. All payments owing by Borrowers pursuant to an Interest Rate Agreement for 12 most recently completed calendar months	$

10. All payments owing to Borrowers pursuant to an Interest Rate Agreement	$

11. Sum of Lines B6, B7, B8 and B9	$

12. Line B11 minus Line B10 (“Fixed Charges”)	$

13. Ratio of Line B5 to Line B12	:1.00

14. Line B13 shall exceed	:1.00

15. The Borrowers are in compliance (circle yes or no)	yes/no

C. Capital Expenditure Limitations (Section 14(c))

1. All expenditures to be reflected by property, plant and equipment or similar fixed asset accounts (or intangible accounts subject to amoritization)	$

2. Net cash proceeds from sale of Fixed Assets replaced by similar like-kind Fixed Assets within 30 days, net of reasonable direct costs and taxes	$

3. Line C1 minus Line C2 (“Capital Expenditures”)	$

4. Capital Expenditures made in connection with a Permitted Acquisition or the Target Acquisition	$

5. Line C3 minus Line C4	$

6. Line C5 shall not exceed	$

7. The Borrowers are in compliance (circle yes or no)	yes/no

D. Term A Loan Limit (Section 2(b))

1.      Net orderly liquidation value of the Equipment of the Credit Parties as expressed in the most recent machinery and equipment appraisals of such Equipment performed by an appraiser or appraisers selected by the Borrowers and acceptable to the Agent in its sole discretion

$

2. Net orderly liquidation value of any Equipment sold by a Credit Party after the date of the most recent appraisal of the Equipment owned by such Credit Party	$

3. Line D1 minus Line D2	$

4. Purchase price of any Equipment acquired by a Credit Party after the most recent appraisal of the Equipment owned by such Credit Party	$

5. Sum of Lines D3 and D4	$

6. 80% of Line D5	$

7. Aggregate unpaid principal balance of the Term A Loans	$

8. Line D7 shall not exceed Line D6	$

9. The Borrowers are in compliance (circle yes or no)	yes/no